Exhibit 10.13
October 5, 2007
CONFIDENTIAL PORTIONS MARKED [*******] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Archstone-Smith Operating Trust and its affiliates
identified on the signature pages hereto
Ladies and Gentlemen:
     This side letter is written in connection with (i) the Credit Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Borrower”), the lenders party thereto (the lenders party thereto, the “Senior Lenders”), Lehman Commercial Paper Inc., as administrative agent, and other parties party thereto, (ii) the Mezzanine A Loan Agreement, dated the date hereof (the “Mezzanine A Loan Agreement”), between the entities identified in Schedule I hereto (the “Mezzanine A Borrowers”) and Lehman Brothers Holdings Inc. (“LBHI”), Bank of America, N.A. (“BofA”), and Barclays Capital Real Estate Finance Inc. (“Barclays” and, together with LBHI and BofA, the “Mezzanine A Lenders”), (iii) the Mezzanine B Loan Agreement, dated the date hereof (the “Mezzanine B Loan Agreement” and, together with the Mezzanine A Loan Agreement, the “Mezzanine Loan Agreements”), between, the entities identified in Schedule II hereto (the “Mezzanine B Borrowers” and, together with the Mezzanine A Borrowers, the “Mezzanine Borrowers”) and LBHI, BofA and Barclays (collectively, the “Mezzanine B Lenders” and, together with the Mezzanine A Lenders, the “Mezzanine Lenders”), (iv) the Credit Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “Development Loan Agreement”), among Tishman Speyer Archstone-Smith Multifamily Holdings I (Development Borrower), L.P., a Delaware limited partnership (the “Development Borrower”), the lenders party thereto (the lenders party thereto, the “Development Lenders”), Lehman Commercial Paper Inc., as administrative agent, and other parties party thereto (the “Development Loan Agreement”) and (iv) the Loan Agreement, dated the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Ground Lease Loan Agreement” and, together with the Credit Agreement, the Mezzanine Loan Agreements and the Development Loan Agreement, the “Loan Agreements”), between Tishman Speyer Archstone-Smith One Superior Place, L.L.C. (“One Superior”), Tishman Speyer Archstone-Smith Marina Terrace, L.L.C. (“Marina Terrace”) and Tishman Speyer Archstone-Smith Fairfax, L.L.C. (“Fairfax” and, together with One Superior and Marina Trace, the “Ground Lease Borrower”), the lenders party thereto (the lenders party thereto, the “Ground Lease Lenders”), Lehman Brothers Holdings Inc., d/b/a Lehman Capital, a division of Lehman Brothers Holdings, Bank of America, N.A., and Barclays Capital Real Estate Inc. Senior Lenders, Development Lenders, Mezzanine Lenders and Ground Lease Lenders are referred to herein collectively as the “Lenders”. Each capitalized term used and not otherwise defined herein shall have the meaning given to such term in the applicable Credit Agreement. The documents evidencing, securing or pertaining to each of the related Loans are referred to herein collectively as the “Loan Documents”.

     In connection with, and in consideration of the agreements contained in the Loan Agreements, each of the Borrower, the Development Borrower, the Ground Lease Borrower and the Mezzanine Borrower (collectively, the “Borrowers”), hereby agrees that each of the Senior Lenders, the Mezzanine Lenders, the Ground Lease Lenders and the Development Lenders shall have the right to change, and the Borrowers hereby agree to reasonably cooperate in amending the Loan Documents to change, the pricing, fees, terms and structure of the Tranche A Term Loans, the Tranche B Term Loans, the Revolving Credit Facility, the “Mezzanine Loans” (as defined in Exhibit A), the term loans made pursuant to the Development Loan Agreement (the “Development Loans”), and the loan made pursuant to the Ground Lease Financing Agreement (the “Ground Lease Loan”), as applicable, on the terms and subject to the conditions described below.
     1. Tranche A Term Loans. Tranche A Term Loan Lenders party to the Credit Agreement shall have the right to require the Borrower to amend the pricing (including the spread or margin) or fees with respect to such Tranche A Term Loans (but not including structural changes that increase the obligations or liabilities of the Borrower (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner), except as allowed by Paragraph 8 below), and Borrower shall cooperate with such Tranche A Term Loan Lenders in all reasonable respects in amending the pricing (including the spread or margin) or fees with respect to such Loans, such that such Tranche A Term Loan Lenders are able to achieve a Successful Syndication of the Tranche A Term Loans, ************************************************************************* ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ************************************************************************************* Any discount realized by such Tranche A Term Loan Lenders from any sale, assignment or transfer of the Tranche A Term Loans to any person (other than to an affiliate of such Tranche A Term Loan Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) by the relevant Borrower and shall be paid from sources of funds described in Paragraph 9. ************************************** ********************************************************************************************************* *************************************************** For the avoidance of doubt, any increase in the interest for the Tranche A Term Loans shall be applied to all outstanding Tranche A Term Loans.
     2. Tranche B Term Loans. ********************* Tranche B Term Loan Lenders party to the Credit Agreement shall have the right to require Borrower to amend the pricing (including the spread or margin) or fees with respect to the Tranche B Term Loans (but not including structural changes that increase the obligations or liabilities of the Borrower (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner), except as allowed by Paragraph 8 below), and Borrower shall cooperate with such Tranche B Term Loan Lenders in all reasonable respects in amending the pricing (including the spread or margin) or fees with respect to such Loans, such that such Tranche B Term Loan Lenders are able to achieve a Successful Syndication of the Tranche B Term Loans. ***

******* * **** **** ******* ***** ** ** ****** ********* ***** **** **** *** ***** ** **** *** ******* ********* ** *** ********* ******** ***** ** ***** *** **** **** *** ******* ** ********* ** *** **** *********** Any discount realized by such Tranche B Term Loan Lenders from any sale, assignment or transfer of any Tranche B Loan to any person (other than to an affiliate of such Tranche B Term Loan Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9. For the avoidance of doubt, any increase in the interest for any portion of the Tranche B Term Loans shall be applied to all outstanding Tranche B Term Loans.
     3. Development Loans. ***** ***** *** ***** Development Lenders shall have the right to require Borrower to amend the pricing (including the spread or margin) or fees with respect to the Development Loans (but not including structural changes that increase the obligations or liabilities of the Borrower (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner), except as allowed by Paragraph 8 below), and Borrower shall cooperate with Development Lenders in all reasonable respects in amending the pricing (including the spread or margin) or fees with respect to such Loans, such that Development Lenders are able to achieve a Successful Syndication of the Development Loans. *** *********** ******* ***** **** **** *** ***** ** ** **** *** ******* ******* ** *** ********* ******** ***** ** ***** *** **** **** *** ******* ** ********* ** *** **** *********** Any discount realized by Development Lenders from any sale, assignment or transfer of any Development Loan to any person (other than to an affiliate of such Development Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9. For the avoidance of doubt, any increase in the interest for any portion of the Development Loans shall be applied to all outstanding Development Loans.
     4. Revolving Credit Commitments. ***** ***** *** ***** Revolving Credit Lenders party to the Credit Agreement shall have the right to require Borrower to amend the pricing (including the spread or margin) or fees with respect to the Revolving Credit Facility (but not including structural changes that increase the obligations or liabilities of the Borrower (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner), except as allowed by Paragraph 8 below), and Borrower shall cooperate with such Revolving Credit Lenders in all reasonable respects in amending the pricing (including the spread or margin) or fees with respect to such Loans, such that such Revolving Credit Lenders are able to achieve a Successful Syndication of the Revolving Credit Facility. *** ********* ****** ******* ***** ** *** ****** ********* ***** **** **** *** ***** ** ** **** *** ******* ********* ** *** ********* ****** ***** ** ***** *** **** **** *** ******* ** ********* ** *** **** *********** Any discount realized by such Revolving Credit Lenders from any sale, assignment or transfer of any Revolving Credit Commitments to any person (other than to an affiliate of such Revolving Credit Lenders except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9. For the avoidance of doubt, any increase in the interest for any portion of the Revolving Credit Facility shall be applied to all outstanding amounts due under the Revolving Credit Facility.

     5. Mezzanine Loans. Mezzanine Lenders shall have the right to require Borrower to amend the pricing (including the spread or margin) or fees with respect to the Mezzanine Loans (but not including structural changes that increase the obligations or liabilities of the Borrower (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner), except as allowed by Paragraph 8 below), and Borrower shall cooperate with Mezzanine Lenders in all reasonable respects in amending the pricing (including the spread or margin) or fees with respect to such Loans, such that Mezzanine Lenders are able to achieve a Successful Syndication of Mezzanine Loans; ************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** **************************************************************************************************** ************************************* Any discount realized by Mezzanine Lenders from any sale, assignment or transfer of any Mezzanine Loan shall be borne by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9. For the avoidance of doubt, any increase in the interest for the Mezzanine Loans identified in any column set forth in Schedule III shall be applied to all outstanding Mezzanine Loans in such column.
     6. Ground Lease Loan. ********************* Ground Lease Lenders shall have the right to require Borrower to amend the pricing (including the spread or margin) or fees or with respect to the Ground Lease Loans (but not including structural changes that increase the obligations or liabilities of the Borrower (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner), except as allowed by Paragraph 8 below), and Borrower shall cooperate with Ground Lease Lenders in all reasonable respects in amending the pricing (including the spread or margin) or fees with respect to such Loans, such that Ground Lease Lenders are able to achieve a Successful Syndication of Ground Lease Loans. ******************************************************************************************************************************** ************************************************************************************************ ********************************************************************************* Any discount realized by Ground Lease Lenders from any sale, assignment or transfer of any Ground Lease Loan to any person (other than to an affiliate of such Tranche A Term Loan Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9. For the avoidance of doubt, any increase in the interest for any portion of the Ground Lease Loans shall be applied to all outstanding Ground Lease Loans.
     7. Successful Syndication. As used herein, “Successful Syndication” shall mean (i) with respect to each type of Loan other than the Revolving Credit Commitments, that the Lenders shall have succeeded in placing all of the Loans of such type, and (ii) with respect to Revolving Credit Commitments, that the Lenders shall have succeeded in placing all of the aggregate commitments under the Revolving Credit Facility *******************************

******************************************************************************************** *********************************************************************** For the avoidance of doubt, each Lender has been paid in full in cash its full profit margin on each Loan on the date hereof, and therefore, there shall be no markup on the Loans above the terms necessary to achieve a Successful Syndication (other than such cash payments being made on the date hereof).
     8. Changes to Terms and Structure. In the event that the Senior Lenders, the Development Lenders, the Mezzanine Lenders or the Ground Lease Lenders desire to modify the structure of any applicable Loan so as to achieve more favorable pricing for the relevant Borrower, the Senior Lenders, the Development Lenders, the Mezzanine Lenders or the Ground Lease Lenders, as applicable, shall provide the related Borrower with a statement, prepared in good faith, of (i) the pricing (including spread or margins), fees and other economic terms that Lenders reasonably anticipate will apply if no such structural change is made, and (ii) the pricing (including spread or margins), fees and other economic terms that Lenders reasonably anticipate will apply if such structural changes are made. The related Borrowers shall have the right to elect in their sole discretion whether the applicable Lender will proceed under clause (i) or (ii). For the avoidance of doubt, neither Senior Lenders, the Development Lenders, the Mezzanine Lenders nor the Ground Lease Lenders shall be permitted to modify the structure of any applicable Loan in a manner that would increase the obligations or liabilities (other than ministerial and other changes which do not affect the Borrower in more than a de minimis manner) of any Borrower without the consent of the relevant Borrower, in its sole discretion.
     9. Reserves. (a) In order to provide a source of funds (which may be additional debt, additional equity or a combination thereof) for each related Borrower (x) to make any required payments to any applicable Lender arising as a result of any sale or assignment of a Loan at any reasonably anticipated discount as provided for in this letter agreement or (y) in the amount approximately equal to $34,933,133 to purchase ASOT Units, the Lenders and Borrowers shall negotiate with each other promptly after the date hereof so as to agree upon a source of funds, which may be structured as (as agreed by all parties) any or all of (i) an incremental term loan facility (subject to any necessary Lender approvals), (ii) an increase in the Revolving Credit Commitments (subject to any necessary Lender approvals), or (iii) an incremental term loan facility under the Loan Documents related to the Development Loans (subject to any necessary Lender approvals). The parties shall select a source of funds described above which is reasonably satisfactory to the related Lenders and Borrowers within thirty (30) days after the date hereof.
     (b) On the Closing Date, the Borrower shall cause funds in an amount equal to *********** to be deposited into a reserve account (the “BofA Account”)************************************ ************************************** to the Lenders and used, established and maintained by Bank of America, N.A. for the benefit of Bank of America, N.A., as a Senior Lender. The parties hereto hereby agree that the amounts on deposit in the BofA Account shall be subject to an agreement (the “Reserve Escrow Account Agreement”) in form and substance reasonably satisfactory to all parties hereto, provided that, until the Reserve Escrow Account Agreement has been approved by all parties, the amounts on deposit in the BofA Account shall not be withdrawn unless consented to by all parties hereto. *********************************** ****************************************************************************************** *********************************************************************************

     10. Credit Agreement Covenants and Cure. Notwithstanding anything contained in the Credit Agreement, if at any time the Combined Group Members are not in compliance with the covenants contained in Section 7.1(a) and 7.1(c), then the failure to be in compliance shall not be deemed to be a Default or Event of Default under the Credit Agreement or any other ancillary agreements. The Combined Group Members and the Senior Lenders hereby agree to use their commercially reasonable best efforts to negotiate promptly and in good faith the remedial actions the Borrower will take within 180 days of such failure.
     11. Marketing. ************************************** set forth in various provisions of this letter agreement, nothing contained herein shall prevent the applicable Lenders from marketing the Initial Tranche A Term Loans and the Mezzanine Loans *********************** so long as any sale, assignment or transfer which is prohibited *********************** without the consent of the applicable Borrower, in its sole discretion, does not occur before such date. The Lenders shall not be permitted to market any other Loans **************************************************************************************.
     12. Amendments, etc. (a) Reference is hereby made to the Underwriting Fee Letter, dated as of May 28, 2007 (the “Underwriting Fee Letter”), among Lehman Brothers Inc., Lehman Commercial Paper Inc., Banc of America Securities LLC and Banc of America Strategic Ventures, Inc., as commitment parties, and Property Asset Management Inc. and Tishman Speyer Development Corporation, as sponsors. The parties hereto agree that this letter shall amend and restate the third to last full paragraph of the Underwriting Fee Letter and, except as expressly modified herein, all of the terms and provisions of the Underwriting Fee Letter and, except as expressly modified herein, all of the terms and provisions of the Underwriting Fee Letter are and shall remain in full force and effect. The amendments herein shall not be construed as a waiver or amendment of any other provision of the Underwriting Fee Letter or for any purpose except as expressly set forth herein or a consent to any further or future action on a part of the Borrower, the Mezzanine Borrower, the Development Borrower or the Ground Lease Borrower that would be necessary to give effect to the provisions of this side letter. In the event of any conflict or inconsistency between the terms of any Loan Agreement or ancillary agreement and the terms of this side letter, this side letter shall prevail.
     (b) The Borrower, the Mezzanine Borrower, the Development Borrower and the Ground Lease Borrower shall enter into such amendments to the applicable loan documents as may be reasonably requested by the Senior Lenders, the Mezzanine Lenders, the Development Lenders and the Ground Lease Lenders, as applicable, to document any changes to the Tranche A Term Loans, the Tranche B Term Loans, the Revolving Credit Facility, the Development Loans, the Mezzanine Loans and the Ground Lease Loans made in accordance with this letter.
     13. Sell-downs. Nothing in this side letter is intended to affect or affects any of the Lenders’ rights to sell down the Loans provided that the purchasers or assignees, as the case may be, are in all respects subject to the terms and conditions of this side letter as if a party hereto.

     Notwithstanding anything appearing to the contrary in this letter, neither the Administrative Agent nor any Lender shall be entitled to enforce the liability and obligation of the undersigned to pay, perform and observe the obligations contained in this letter by any action or proceeding against any member, shareholder, partner, manager, director, officer, agent, affiliate, beneficiary, trustee or employee of the undersigned (or any direct or indirect member, shareholder, partner or other owner of any such member, shareholder, partner, manager, director, officer, agent, affiliate or employee of the undersigned , or any director, officer, employee, agent, manager or trustee of any of the foregoing); provided that, nothing in this paragraph shall have the effect of exculpating from liability an entity that is itself an undersigned entity.
     This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this letter by signing any such counterpart. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     This letter shall be governed by, and constructed in accordance with, the laws of the State of New York.
     The parties hereto hereby waive any right to a trial by jury in any proceeding arising from this letter or the transactions contemplated hereby.

     Please confirm that the foregoing is our mutual understanding by signing an executed counterpart of this letter.

Very truly yours, SENIOR LENDERS/DEVELOPMENT LENDERS: LEHMAN COMMERCIAL PAPER INC., as Senior Lender and Development Lender
By:	/s/ Paul A. Hughson
	Name:	Paul A. Hughson
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Senior Lender and Development Lender
By:	/s/ Dean C. Ravosa
	Name:	Dean C. Ravosa
	Title:	Managing Director

BARCLAYS CAPITAL REAL ESTATE INC., as Senior Lender and Development Lender
By:	/s/ LoriAnn Rung
	Name:	LoriAnn Rung
	Title:	Vice President

GROUND LEASE LENDERS: LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation
By:	/s/ Paul A. Hughson
	Name:	Paul A. Hughson
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., a national banking association
By:	/s/ Dean C. Ravosa
	Name:	Dean C. Ravosa
	Title:	Managing Director

BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation
By:	/s/ LoriAnn Rung
	Name:	LoriAnn Rung
	Title:	Vice President

MEZZANINE LENDERS: LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation
By:	/s/ Paul A. Hughson
	Name:	Paul A. Hughson
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., a national banking association
By:	/s/ Dean C. Ravosa
	Name:	Dean C. Ravosa
	Title:	Managing Director

BARCLAYS CAPITAL REAL ESTATE FINANCE INC., a Delaware corporation
By:	/s/ LoriAnn Rung
	Name:	LoriAnn Rung
	Title:	Vice President

UNDERWRITING FEE LETTER PARTIES: LEHMAN COMMERCIAL PAPER INC., as party to Underwriting Fee Letter
By:	/s/ Paul A. Hughson
	Name:	Paul A. Hughson
	Title:	Authorized Signatory

LEHMAN BROTHERS INC., as party to Underwriting Fee Letter
By:	/s/ Paul A. Hughson
	Name:	Paul A. Hughson
	Title:	Authorized Signatory

BANC OF AMERICA STRATEGIC VENTURES, INC., as party to Underwriting Fee Letter
By:	/s/ Dean C. Ravosa
	Name:	Dean C. Ravosa
	Title:	Managing Director

ACCEPTED AND AGREED TO
AS THE DATE FIRST ABOVE WRITTEN:

ASOT:

ARCHSTONE-SMITH OPERATING TRUST

By:	/s/ Michael B. Benner Name: Michael B. Benner
Title:

UNDERWRITING FEE LETTER PARTIES:

PROPERTY ASSET MANAGEMENT INC.

By:	/s/ Paul A. Hughson Name: Paul A. Hughson
Title Authorized Signatory

TISHMAN SPEYER DEVELOPMENT CORPORATION

By:	/s/ Michael B. Benner Name: Michael B. Benner
Title

DEVELOPMENT BORROWER

TISHMAN SPEYER ARCHSTONE-SMITH MULTIFAMILY HOLDINGS I (DEVELOPMENT BORROWER), L.P.

By: Tishman Speyer Archstone-Smith Multifamily Holdings I (Development Borrower) GP, L.L.C., its general partner

By:	/s/ Michael B. Benner Name: Michael B. Benner
Title:

GROUND LEASE BORROWERS:

TISHMAN SPEYER ARCHSTONE-SMITH FAIRFAX, L.L.C.

By:	/s/ Michael B. Benner Name: Michael B. Benner
Title:

TISHMAN SPEYER ARCHSTONE-SMITH MARINA TERRACE, L.L.C.

By:	/s/ Michael B. Benner

Name: Michael B. Benner
Title:

TISHMAN SPEYER ARCHSTONE-SMITH ONE SUPERIOR PLACE, L.L.C.

By:	/s/ Michael B. Benner

Name: Michael B. Benner
Title: